EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Morgan Guaranty Trust Co. of New York
               _________________________________________

By:            /s/ Jerry J. Fall
               _________________________________________


Title:         Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Deutsche Bank AG
               ___________________________________________

By:            /s/ David E. Moyer  /s/ Gayma Z. Shivnarain
               ___________________________________________


Title:         Vice President          Vice President
               ___________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  The Chase Manhattan Bank NA
               _________________________________________

By:            /s/ Candace R. Lau-Hansen
               _________________________________________


Title:         Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Citibank N.A.
               _________________________________________

By:            /s/ Scott F. Engle
               _________________________________________


Title:         Attorney-In-Fact
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Credit Suisse
               _________________________________________________

By:            /s/ Juerg Johner  /s/ Michael C. Mast
               _________________________________________________


Title:         Associate             Member of Senior Management
               _________________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Bank of America
               _________________________________________

By:            /s/ Colleen P. Mullins
               _________________________________________


Title:         Managing Director
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  First National Bank of Chicago
               _________________________________________

By:            /s/ Thomas J. Collimore
               _________________________________________


Title:         Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Fleet Bank, N.A.
               _________________________________________

By:            /s/ Jan-Gee W. McCollam
               _________________________________________


Title:         Sr. Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Mellon Bank, N.A.
               _________________________________________

By:            /s/ Karen E. McConomy
               _________________________________________


Title:         Banking Officer
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Nations Bank
               _________________________________________

By:            /s/ Frank R. Callison
               _________________________________________


Title:         Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Shawmut Bank
               _________________________________________

By:            /s/ Jeffrey A. Simpson
               _________________________________________


Title:         Assistant Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Toronto Dominion Bank
               _________________________________________

By:            /s/ W. Reg Waylen
               _________________________________________


Title:         Managing Director
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Chemical Bank
               _________________________________________

By:            /s/ Peter W. Platten
               _________________________________________


Title:         Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  CoreStates Bank, NA
               _________________________________________

By:            /s/ Tom Singleton
               _________________________________________


Title:         Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Credit Lyonnais New York
               _________________________________________

By:            /s/ Renaud D'Herbes
               _________________________________________


Title:         First Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  The Dai-Ichi Kangyo Bank, Ltd., New York Branch
               _______________________________________________

By:            /s/ Kim P. Leary
               _________________________________________


Title:         Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  First Interstate Bank of California
               _________________________________________

By:            /s/ Thomas J. Helotes
               _________________________________________


Title:         Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  First National Bank of Boston
               _________________________________________

By:            /s/ Charles A. Garrity
               _________________________________________


Title:         V.P.
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  The Northern Trust Co.
               _________________________________________

By:            /s/ Dean V. Banick
               _________________________________________


Title:         Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  State Street Bank and Trust Company
               _________________________________________

By:            /s/ Robert P. Engvall, Jr.
               _________________________________________


Title:         Vice President
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  The Sumitomo Bank, Limited
               _________________________________________

By:            /s/ Shuntaro Higashi
               _________________________________________


Title:         Joint General Manager
               _________________________________________




EXTENSION NOTICE - April 24, 1995
_________________________________


To the Banks party to the Credit Agreement referred to below:
c/o Morgan Guaranty Trust Company of New York, as Managing Agent
60 Wall Street
New York, New York  10260


Ladies and Gentlemen:

Aetna Life and Casualty Company (the "Borrower") hereby requests that the Commitments under the Short-Term Credit Agreement dated as of July 27, 1994 (the "Credit Agreement") among the Borrower, the Banks listed therein, certain Co-Agents named therein, Deutsche Bank AG, as Co-Arranger and Morgan Guaranty Trust Company of New York, as Managing Agent, be extended pursuant to Section
2.16 of the Credit Agreement. The Extension Date is July 17, 1995 and the Extended Maturity Date is July 15, 1996. Each Bank that is willing to extend its Commitment as provided above is requested to countersign a copy of this notice and return it to the Borrower, with a copy to the Agent, as promptly as possible, but in any event prior to the Extension Date specified above; provided
                                                          ________
that such Bank may revoke its agreement to so extend its Commitment at any time on or prior to the Extension Date by written notice to the Borrower delivered to the Borrower on or prior to the Extension Date. Terms defined in the Credit Agreement are used herein as therein defined.

This extension Notice shall be construed in accordance with and governed by the law of the State of New York.




                                   AETNA LIFE AND CASUALTY COMPANY


                                   By  /s/ Robert E. Broatch
                                       ___________________________________
                                           Robert E. Broatch
                                           Senior Vice President - Finance


The undersigned Bank is willing to extend its Commitment as specified above:


Name of Bank:  Wachovia Bank of Georgia
               _________________________________________

By:            /s/ Jeffrey S. Nurkiewicz
               _________________________________________


Title:         Commercial Banking Officer
               _________________________________________